EXHIBIT 10.9

Loan Contract for Industrial Plant Property

Notes

To protect your legitimate rights and interests, please carefully read the following notes before signing this Contract:

1. Please read and fully understand the terms and conditions of this Contract, especially the terms in bold. If you have any objections or disagreements with the contract contents or the relevant terms, please immediately stop signing and contact the Lender’s staff to amend or adjust this Contract. If you finally confirm and sign this Contract, this Contract will be legally binding on both you and the Lender.

2. You ensure that the information submitted and representations made to our bank are true, legal, complete, and valid.

3. You have confirmed that you have the right to sign this Contract and know the rights and obligations you will enjoy and fulfill after signing this Contract.

4. You are aware of the legal consequences of any fraud, providing any false documents or information related to the signing of this Contract, and defaults.

5. This Contract involves your personal information and various communication methods. Please fill in or confirm carefully to ensure accuracy. Otherwise, if any rights are damaged, you will bear the negative consequences yourself.

6. You will sign and perform this Contract voluntarily and in good faith.

7. Please fill in the required information neatly with a pen or signature pen.

8. If you have any questions about this Contract, you can consult our bank’s branches at all levels.

In order to maintain normal business dealings, you are required to abide by the following provisions during the performance of this Contract:

9. You shall not give money or gifts to our bank’s staff for any reason. If any staff of our bank asks for money, you are obligated to report to our bank.

10. You shall not reimburse our bank or our staff for any expenses that shall be paid by them for any reason.

11. You shall not offer or imply any assistance to our bank or our staff in matters such as decorating their homes, arranging weddings, funerals, or the employment of their spouses or children, or arranging for them to travel abroad or go on vacation.

12. You shall not organize any banquets, fitness, entertainment, or travel activities for our bank or our staff for any reason if such activities could influence their impartiality in handling matters.

If any staff of our bank proactively asks you for or requires you to provide any of the items referred to in Articles 9 to 12, you shall remind the staff to correct his/her behavior. If the staff refuses to correct his/her behavior, you shall report the staff to our bank’s supervisory department. If you violate the provisions of Articles 8 to 11 above, our bank has the right to terminate business cooperation with you, or to fully recall the loan prematurely, and to require you to compensate for economic losses. If you are suspected of committing a crime, our bank has the right to report the matter to the judicial authorities for criminal prosecution.

Service supervision hotline: 96138

Integrity supervision hotline: (0763) 4271050

Loan Contract for Industrial Plant Property

No.: 10020219912493671

On the principles of equity, free will and good faith in accordance with the applicable laws, regulations and rules, the parties to this Contract (see Article XXII hereof) enter into this Contract and undertake to strictly perform this Contract. This Contract consists of two parts: General Terms and Special Terms.

Part I General Terms

Article I Loan Purpose (see Article XXIII hereof)

Article II Loan Amount (see Article XXIII hereof)

Article III Loan Term (see Article XXIII hereof)

Article IV Interest Rate and Penalty Interest

I. The interest rate under this Contract is more fully described in Article XXIII hereof.

II. Interest on the loan shall accrue from the date the loan is transferred to the Borrower’s designated account, calculated based on the actual number of days of the loan. Interest = Actual Loan Balance * Actual Number of Days of Fund Use * Daily Interest Rate, Daily Interest Rate = Annual Interest Rate/360, Monthly Interest Rate = Annual Interest Rate/12.

III. The Loan Prime Rate (hereinafter referred to as “LPR”) refers to the loan prime rate published by the National Interbank Funding Center authorized by the People’s Bank of China on the 20th of each month (extended in case of holidays). The interest rate under this Contract shall be formed by adding/subtracting basis points (one basis point is 0.01%) to the LPR for the corresponding term as stipulated herein. The Lender has the right to determine the specific number of basis points based on factors such as the Borrower’s risk situation and credit conditions. This number of basis points may be adjusted during the contract period. If the loan term is less than one year (including one year), the interest rate under this Contract will not be adjusted with changes in the LPR. If the loan term is one year or more, the interest rate for this Contract will be adjusted on the basis of the LPR for the corresponding term on the working day before the interest reset date, by adding/subtracting basis points. This adjustment will take effect from the interest reset date. The Borrower agrees that the Lender may adjust the interest rate in accordance with the aforementioned method and that the Lender is not required to notify the Borrower separately.

IV. Penalty interest

(I) If the Borrower fails to repay the loan in accordance with the agreed terms (including if the loan is declared to be due early), the overdue portion will be subject to penalty interest calculated on a daily basis from the date of default, until the principal and interest are fully repaid. Interest that is not paid on time will be subject to compound interest at the penalty interest rate. The penalty interest rate for overdue loans shall be 50% higher than the loan interest rate as stipulated herein.

(II) If the Borrower uses the loan for purposes other than those agreed upon, fails to provide proof of use as agreed, or provides false proof of use, the loan will be deemed to be misappropriated. The misappropriated portion will be subject to penalty interest calculated on a daily basis from the date of misappropriation, until the principal and interest are fully repaid. Interest that is not paid on time will be subject to compound interest at the penalty interest rate. The penalty interest rate for misappropriated loans shall be 100% higher than the loan interest rate as stipulated herein.

(III) The Lender has the right to charge compound interest on the unpaid interest owed by the Borrower, including normal interest, overdue penalty interest, and misappropriation penalty interest, at a penalty interest rate of 100% higher than the loan interest rate as stipulated herein.

(IV) If a loan is both overdue and misappropriated, interest will be charged at the misappropriation penalty interest rate.

(V) When calculating penalty interest and compound interest, in the event of an adjustment to the loan interest rate as stipulated herein, penalty interest and compound interest shall be calculated in segments from the date of adjustment.

V. During the period of this Contract, if national laws or regulations control or intervene in the determination of loan interest rates, LPR, or interest calculation methods, leading to the necessity of adjusting the interest rate or interest calculation method as stipulated herein, the Lender may adjust the contract interest rate terms in accordance with the latest national regulations without the need to obtain the Borrower’s consent.

Article V Prerequisites for Loan Disbursement

The Borrower must satisfy all the following prerequisites in addition to complying with the terms of this Contract before the Lender is obligated to disburse the loan to the Borrower:

I. The Borrower has completed all approval, registration, delivery, and other statutory or agreed procedures related to the loan under this Contract in accordance with applicable laws and regulations and the specific requirements of the Lender.

II. If this Contract involves collateral, the collateral documents have been signed and become effective, and all statutory resolutions, decisions, approvals, registrations, filings, or reporting procedures have been completed, the collateral rights have been established, and the Guarantor has not violated the provisions of the collateral documents.

III. This Contract has become effective, and the Borrower has not violated any obligations as stipulated herein, any statements and warranties made, and any undertakings made during the performance of this Contract.

IV. The Borrower has submitted documents and information that meet the requirements of the Lender and have been reviewed and approved by the Lender.

V. The Borrower has not experienced any default events with the Lender or other institutions, or if default events have occurred, they have been resolved satisfactorily or waived by the Lender.

VI. The down payment for the purchase of the property and the related expenses under this Contract have been settled.

VII. There has been no significant adverse change in the Borrower’s financial position and asset status.

VIII. There are no other circumstances that pose risks or threats to the security of the loan.

IX. There are no other circumstances that the Lender deems unsuitable for approving the use of the loan amount.

X. Other conditions agreed upon by the parties.

The Lender’s disbursement of the loan without fully satisfying the aforementioned prerequisites does not constitute a waiver of the relevant conditions by the Lender, nor does it constitute a defect in the Lender’s performance. The Borrower shall still repay the loan in accordance with the terms of this Contract after the Lender disburses the loan.

Article VI Loan Disbursement (See Article XXIV hereof)

Article VII Repayment

I. The Borrower authorizes the Lender to directly deduct the corresponding loan principal and interest and other payable amounts from the designated repayment account on the interest settlement date and repayment date. This authorization does not require a separate authorization letter. If the repayment account is under the name of a third party other than the Borrower, the third party shall issue an authorization letter authorizing the Lender to deduct the repayment amount from that account. The Borrower may also personally or entrust others to repay the loan principal and interest and other payable amounts in cash at the Lender’s office.

If the Borrower needs to change the repayment account, it shall notify the Lender in writing and issue an authorization letter 10 days before the change; otherwise, the Borrower shall be held liable for default.

If the Borrower fails to repay the loan principal or interest in accordance with the time as stipulated herein, and if a third party voluntarily undertakes the repayment or assumes the debt, the Borrower shall unconditionally agree to the Lender accepting the third party’s performance or debt assumption without raising any objections.

The Borrower shall unconditionally and irrevocably authorize the Lender to withhold funds from all settlement channels under the jurisdiction of the Lender to recall all due or prematurely due loan principal and interest. If the Borrower comes to the Lender’s office to withdraw or deposit cash or other funds, and the Lender finds that the Borrower has outstanding loan principal and interest to be repaid, the Lender shall be entitled to withhold the funds immediately for the repayment of the relevant loan principal and interest.

II. The Borrower shall repay the loan principal and interest according to the agreed repayment method.

III. The repayment formulas for equal principal and interest repayment method and equal principal repayment method are as follows:

(I) Equal principal and interest repayment method:

Monthly (installment) repayment amount =	Loan principal × Monthly interest rate × (1 + Monthly interest rate) Number of installments
(1 + Monthly interest rate) Number of installments - 1

(II) Equal principal repayment method:

Monthly (installment) repayment amount =	Loan principal	+ (Loan principal - Principal already repaid)	× Daily interest rate	× Actual number of days in this period
Total number of installments

(Notes: The formula for calculating quarterly repayment amount shall follow the formula for calculating monthly repayment amount.)

IV. If the equal principal and interest repayment method or equal principal repayment method is adopted, the Borrower shall repay the loan principal and interest in installments monthly starting from the loan disbursement date. The 20th day of each month shall be the repayment date. If the disbursement date does not correspond to the repayment date, the first and last repayment amounts shall be calculated based on the actual number of days used.

V. The Borrower shall ensure that there are sufficient funds in the repayment account and deposit them into the repayment account before the interest settlement date and repayment date as stipulated herein.

VI. If the Borrower fails to repay on time, the Lender shall be entitled to directly deduct the loan principal and interest, liquidated damages, and other amounts payable from the repayment account and the Borrower’s account.

VII. Any repayment (including amounts collected by the Lender under this Contract) by the Borrower under this Contract shall be used to settle debts in the following order, and the Lender shall be entitled to change the order of repayment:

1. Expenses for realizing claims and security rights;

2. Compensation for damages;

3. Liquidated damages;

4. Compound interest;

5. Penalty interest;

6. Normal interest;

7. Loan principal.

Article VIII Early Repayment

If the Borrower wishes to repay the loan before the maturity date under this Contract, the Borrower shall submit a written irrevocable application to the Lender 30 days in advance. With the written consent of the Lender, the Borrower may repay part or all of the principal in advance and pay compensation as agreed. If the Borrower repays the loan before the maturity date within three months before the loan matures, no compensation shall be paid. For early repayment of the loan by the Borrower, the portion repaid early shall be calculated for the actual loan term at the interest rate as stipulated herein at the time of early repayment. For the portion repaid in advance, the remaining unpaid portion shall be recalculated based on the remaining loan principal and the interest rate as stipulated herein for the repayment of loan principal and interest.

Article IX Change in Loan Term

If the Borrower requests a change in the loan term, the Borrower shall submit a written application to the Lender 30 days in advance, sign a term change agreement after the Lender agrees, and handle relevant insurance, guarantee, and other change procedures.

Article X Assignment of Rights and Obligations

I. The Lender may assign all or part of its rights under this Contract to a third party without the consent of the Borrower or the Guarantors, and may notify the Borrower and the Guarantors of the assignment by means deemed appropriate by the Lender, including, but not limited to, fax, mail, personal delivery, public media announcement, or notices and deliveries as stipulated herein. If the Lender assigns its claims, the corresponding guarantee rights under this Contract shall also be assigned together, and the Guarantors shall assist in handling relevant registration change procedures.

II. If the Borrower requests to assign the debts under this Contract to a third party, the Borrower shall submit a written application to the Lender 30 days in advance. After obtaining the written consent of the Lender and the written consent of the Guarantors and the Mortgagor, the Borrower shall handle relevant procedures as required by the Lender.

Article XI Rights and Obligations of the Borrower

I. The Borrower shall be entitled to obtain and use the loan in accordance with the terms of this Contract, ensure that the use of funds is not related to money laundering, violations, illegal or criminal activities, and accept the supervision of the Lender over the use of the loan.

II. The Borrower shall be entitled to request the Lender to keep confidential the information provided by the Borrower, except as otherwise provided by laws, regulations, and rules, and as otherwise agreed in this Contract.

III. The Borrower shall provide information as required by the Lender, and ensure that the relevant materials, documents, and information provided to the Lender are complete, accurate, true, valid, and legal.

IV. The Borrower shall use the loan for the purposes as stipulated herein and shall not divert the loan for other purposes (including, but not limited to, speculative operations in securities, futures, equity investment, purchasing houses, areas prohibited by national laws, regulations, and administrative regulations, or projects not approved by law, as well as projects or purposes prohibited from using bank loans).

V. The Borrower shall actively cooperate with the Lender and its authorized agents in investigating, understanding, and supervising the production, operation, and financial activities related to the Borrower and the Guarantors or the collateral under this Contract.

VI. In case of any change in the Borrower’s financial position that may adversely affect its debt repayment ability before all the loans are repaid, the Borrower shall notify the Lender in writing within 10 days.

VII. If any of the following events occur to the Borrower or if there is any event that may pose a risk to the Borrower’s normal operation or threaten the Borrower’s repayment obligation under this Contract, the Borrower shall immediately notify the Lender in writing and actively implement safeguard measures for the timely and full repayment of the loan principal and interest and all other payable amounts as required by the Lender:

(I) Any default event occurs under the loan contracts, credit line agreements, and credit contracts or guarantee contracts signed by the Borrower with banks or other financial institutions, or other financing agreements signed by the Borrower with any other creditors;

(II) Changes in the Borrower’s address, contact number, or financial position;

(III) Circumstances that may result in the loss of mortgaged property, such as being included in the scope of demolition, compulsory expropriation, or compulsory scrapping;

(IV) Changes in the Borrower’s enterprise as a controlling shareholder or actual controller, such as mergers, divisions, changes in equity, capital increases or reductions, joint ventures, or joint ventures;

(V) Litigation, arbitration, or administrative measures that have or may have a significant adverse impact on the Borrower’s performance of its repayment obligations;

(VI) Serious operational difficulties or deterioration in financial position of the Borrower’s business or other circumstances that may affect the Borrower’s financial position and solvency;

(VII) Significant violations, illegal acts, or claims incidents involving the Borrower or the Borrower’s major principals;

(VIII) Before the debt under this Contract is repaid, the Borrower has assumed or will assume debts or provided pledges or guarantees to third parties.

(IX) Other circumstances that may affect the Borrower’s financial position and solvency.

VIII. Before the full repayment of the principal and interest under this Contract, if the Borrower provides any form of guarantee for the debts of others, it shall notify the Lender in writing at least 7 days in advance and obtain written consent from the Lender before proceeding.

IX. The Borrower and its investors shall not withdraw funds, transfer assets, or transfer shares without authorization to evade debts to the Lender.

X. The Borrower shall not dispose of its assets in any way that may jeopardize its solvency.

XI. The Borrower shall bear all expenses related to legal services, insurance, transportation, evaluation, custody, appraisal, notarization, and all expenses incurred by the Lender to realize claims and security rights, as well as losses incurred by the Lender due to the Borrower’s default and all other payable expenses, unless otherwise provided by laws, regulations, rules, and other normative documents (including, but not limited to, those borne or shared by the Lender).

XII. The Borrower shall keep relevant business secrets for the Lender.

XIII. If the property purchased by the Borrower is used as collateral for the debts under this Contract, the Borrower shall promptly handle the real estate certificate of the purchased property and the corresponding mortgage registration procedures as required by the Lender.

XIV. The Borrower agrees that the Lender may provide information related to this Contract and other relevant information to the Personal Credit Information Database of the People’s Bank of China, the Corporate Credit Information Database, and other legally established credit databases in accordance with applicable laws, regulations, normative documents, or the requirements of financial regulatory agencies, for qualified institutions or individuals to query and use. Also, the Lender shall be entitled to query the Borrower’s relevant information through the Personal Credit Information Database of the People’s Bank of China, the Corporate Credit Information Database, and other legally established credit databases for the purpose of concluding and performing this Contract. The Borrower authorizes the Lender to use the information about the Borrower for customer identification, account management, anti-money laundering management, credit review, and follow-up management.

The Borrower authorizes the Lender to inquire about the Borrower’s industrial and commercial, public security, judicial, social security, civil affairs, tax, real estate, land, intellectual property, environmental protection, third-party equity holdings, financial position, consumption level, and other related information from government agencies, public utility platforms, or data providers storing the Borrower’s business information, consumption information, and financial information. The Borrower authorizes the Lender to collect, store, use, process, transmit, provide, and disclose the information about the Borrower according to the actual situation. The Borrower agrees that the Lender may inquire, print, and save enterprise information and credit reports through other financial institutions, credit reporting agencies, or relevant units in handling loan business and post-loan management.

Article XII Rights and Obligations of the Lender

I. Under the premise that the Borrower fully fulfills the obligations set forth in this Contract and meets the loan disbursement conditions, the Lender shall disburse the loan to the Borrower on time and in full, except for delays caused by the Borrower.

II. If the funds repaid by the Borrower are insufficient to clear the amount payable under this Contract, the Lender shall settle the debts in the following order, and shall be entitled to change the order of repayment:

1. Expenses for realizing claims and security rights;

2. Compensation for damages;

3. Liquidated damages;

4. Compound interest;

5. Penalty interest;

6. Normal interest;

7. Loan principal.

III. In the event that the Borrower defaults or engages in other adverse behaviors or circumstances that may affect the security of the loan, the Lender shall be entitled to suspend the disbursement of the loan or demand early repayment of the loan principal, interest, and related fees from the Borrower.

IV. Under the following circumstances, the Lender shall be entitled to recall the loan principal and interest in advance or request the Borrower to provide other guarantees recognized by the Lender:

1. The Borrower or a Guarantor as a legal person or other economic organization experiences, but is not limited to, significant changes in organizational or property rights structures; operating losses, deterioration of financial positions, asset transfers, fund withdrawal, cessation of production, suspension of business, dissolution, revocation, liquidation, bankruptcy, closure ordered, de-registration, revocation of business licenses, etc.; involvement in or imminent involvement in litigation, arbitration proceedings, or other legal disputes involving financial obligations; default events under other contracts; changes in registered capital, equity adjustments, equity transfers, significant external investments, disposal of major assets, contracting, leasing, joint ventures, trusteeship, mergers (acquisitions), split-ups, reorganizations, shareholding system reforms, changes in actual controllers, Guarantors’ violations of any obligations, undertakings, or warranties under the guarantee contract that may or have affected the security of the Lender’s rights, and the Borrower or any Guarantor fails to implement debt repayment measures as required by the Lender;

2. Any Guarantor as a natural person experiences, but is not limited to, a significant decrease in income, resignation, closure of business, unemployment, change in nationality, suffering from serious illness, encountering major accidents, changes in marital status, being under limited or no civil capacity, missing, declared missing, declared dead, death, imprisonment, or restriction of personal freedom, being subjected to coercive measures, disciplinary action within the Party, or involvement in administrative, judicial, supervision, or disciplinary investigation cases, default events under other contracts, involvement in or imminent involvement in litigation, arbitration proceedings, or other legal disputes involving financial obligations, major assets being subjected to property preservation or other administrative and judicial compulsory measures, any Guarantor’s violations of any obligations, undertakings, and guarantees under the guarantee contract that may or have affected the security of the Lender’s rights, and the Guarantors fails to provide supplementary guarantees to ensure the security of the Lender’s rights as required by the Lender;

3. Any Guarantor unilaterally transfers, sells, or disposes of the collateral to a third party, or attempts to encumber any part of the collateral or reduces its value in any way, such as when the collateral is seized, detained, or subjected to other compulsory measures, ownership disputes arise, or it is subject to or may be subject to infringement by any third party, or its safety or integrity is or may be adversely affected, or if litigation, arbitration, or administrative proceedings are initiated against the Guarantor or the collateral and the Guarantor fails to provide supplementary guarantees to ensure the security of the Lender’s rights.

V. If the Borrower, any Guarantor, or the Mortgagor breaches the terms of this Contract, the Lender shall be entitled to conduct public collection through media or entrust third parties, and is not responsible for any consequences to the Borrower, any Guarantor, or the Mortgagor.

VI. In accordance with applicable laws, regulations, normative documents, or the requirements of financial regulatory agencies, the Lender shall be entitled to provide information related to this Contract and other relevant information to the Personal Credit Information Database of the People’s Bank of China, the Corporate Credit Information Database, and other legally established credit databases, for qualified institutions or individuals to query and use. Also, the Lender shall be entitled to query the relevant information of the Borrower and the Guarantors through the Personal Credit Information Database of the People’s Bank of China, the Corporate Credit Information Database, and other legally established credit databases established for the purpose of concluding and performing this Contract.

VII. The internal accounting records or electronic data of the Lender regarding the loan principal, interest, fees, and repayment records, documents and vouchers generated or retained by the Lender in the process of handling cash withdrawals, repayments, interest payments, and the Lender’s loan collection records and vouchers, all constitute valid evidence of the determination of the creditor-debtor relationship between the parties. The Borrower and the Guarantors agree not to raise objections to the records, entries, documents, and vouchers made or retained solely by the Lender.

VIII. If the Lender is unable to disburse the loan on time due to regulatory requirements or national policy adjustments, the Lender shall be entitled to determine the time of disbursement based on relevant requirements combined with its own actual situation, or the Lender shall be entitled to unilaterally rescind this contract without assuming any liability for default.

IX. Other rights and obligations stipulated by laws, regulations, and this Contract.

Article XIII Disputes between the Borrower and the Seller

I. After the signing of this Contract and before the disbursement of the loan, if any disputes arise between the Borrower and the Seller regarding the quality, delivery conditions, ownership, or other matters related to the property under this Contract, this Contract shall be automatically suspended. The Lender shall be entitled to decide within six months whether to rescind or continue to perform this Contract based on the resolution of the aforementioned disputes.

II. After the disbursement of the loan, if the Seller has a default, resulting in the inability to deliver the property under the property sale contract or handle and deliver the original real estate ownership certificate, the Borrower shall be obligated to promptly notify the Lender and assert rights under the property sale contract, and hold the Seller liable for default. The proceeds recovered shall be prioritized for the repayment of all debts under this Contract.

III. If the property sale contract signed by the Borrower is determined to be invalid or is rescinded or revoked, resulting in the invalidity or partial invalidity of this Contract, the Borrower agrees that the Lender shall be entitled to request the Seller to transfer the outstanding loan principal, interest, and related expenses owed by the Borrower directly from the Seller’s account to the Lender’s designated account for the repayment of debts under this Contract.

Article XIV Guarantee

I. The Guarantors shall provide irrevocable joint and several guarantee for the debts formed by the Borrower under this Contract.

II. The scope of the guarantee includes all debts that the Borrower shall bear under this Contract, including, but not limited to, all loan principal, interests (including normal interest, overdue interest, compound interest, and penalty interest, etc.), liquidated damages, damages, and all expenses (including, but not limited to, litigation costs, arbitration fees, lawyer fees, preservation fees, notary fees, delivery fees, announcement fees, evaluation fees, appraisal fees, inquiry fees, case investigation fees, survey fees, translation fees, late fees, auction fees, auction assistance fees, execution fees, travel expenses, property management fees, and collateral disposal fees, custody fees, transfer fees, etc.) incurred by the Lender to realize its claims and security rights.

III. In the event that the Borrower fails to perform its due obligations under this Contract or the debt becomes due prematurely, regardless of whether the Lender has any other guarantees for the claims under this Contract (including, but not limited to, guarantees, warranties, mortgages, pledges, letters of guarantee, or security deposits provided by the Borrower and/or third parties under the master contract), regardless of when such other guarantees are established or whether they are valid, and regardless of whether such other guarantees are reduced, extinguished, or cannot be realized for any reason, the Lender shall be entitled to directly request any Guarantor to fulfill its guarantee obligations within its scope of guarantee, without the need to exercise other security rights in advance (including, but not limited to, disposing of the security provided by the Borrower and/or third parties under the master contract).

Regardless of whether the Lender has in the past, present, or future waived (including, but not limited to, waiving rights of mortgage, pledge, or other security rights, waiving priority interests in mortgage, pledge, or other security rights), modified (including, but not limited to, modifying the priority, amount, or scope of the mortgage, pledge, or other security rights), or forgiven any mortgage, pledge, or guarantee provided by the Borrower or any third party in the past, present, or future, the Guarantors’ guarantee obligations shall not be reduced or exempted thereby, and other Guarantors shall still bear guarantee obligations within the scope as stipulated herein.

IV. The guarantee period shall be three years from the expiry date of the performance period of the debts as stipulated herein. If the Borrower and the Lender reach an agreement to change the term, the Guarantors agree to continue to assume the suretyship liability, and the guarantee period shall be three years from the expiry date of the debt performance period stipulated in the term change agreement. If legal provisions or events as stipulated herein cause the debts under this Contract to be declared due in advance by the Lender, the guarantee period shall be three years from the date on which the Lender determines the early maturity of the debts. If this Contract is invalid, ineffective, void, or revoked or rescinded, the guarantee period shall be three years from the date on which the Lender becomes aware of the circumstances that render the master contract invalid, ineffective, void, or is revoked or rescinded.

V. The Guarantors hereby agree that if the Borrower and the Lender agree to amend the relevant terms of this Contract, the Guarantors’ consent is not required. The amendments to this Contract shall not affect the Guarantors’ obligations under this Contract. The Guarantors’ suretyship liability shall not be reduced accordingly. The Guarantors shall assume the suretyship liability under the amended contract.

VI. The Guarantors have fully understood the interest rate risk. If this Contract adopts a floating interest rate, the Guarantors are willing to bear the increased joint and several suretyship liability due to interest rate fluctuations.

VII. During the guarantee period, the Lender shall be entitled to legally assign all or part of its claims under this Contract to a third party. The Guarantors shall continue to bear the suretyship liability within the scope of the original guarantee.

VIII. The Guarantors hereby agree that if the Lender allows the Borrower to assign the debt during the guarantee period, the Guarantors shall continue to bear the suretyship liability for the assigned debt without the need for the Guarantors’ written consent.

IX. The Guarantors represent and warrant that:

(I) All documents, materials, and certificates provided by the Guarantors to the Lender are true, complete, and valid;

(II) In the event that the Borrower fails to perform the repayment obligation in accordance with this Contract, the Guarantors hereby irrevocably authorize the Lender to deduct the relevant funds from the Guarantors’ accounts to fulfill the suretyship liability;

(III) When the following events occur, any Guarantor shall notify the Lender in writing within 5 days of the occurrence of the event: changes in the legal representative, domicile, contact information, etc.; serious difficulties in operation or deterioration of financial position; other events that are not conducive to the realization of the Lender’s claims.

X. If any Guarantor’s legal status, capital structure, operating system, or financial position changes, which affects the guarantee ability, the Guarantor shall provide new guarantees or fulfill the suretyship liability in advance according to the Lender’s requirements.

Article XV Mortgage

I. Mortgaged property

(I) The Mortgagor voluntarily pledges the real estate that it has purchased as mortgaged property to provide mortgage for the Borrower to perform this Contract to the Lender.

(II) The final value of the aforementioned mortgaged property shall be based on the net income of the actual processing of the mortgaged property when the mortgage right is realized.

II. The Mortgagor represents and warrants that:

(I) The Mortgagor has full and undisputed ownership or disposal rights over the mortgaged property;

(II) The mortgaged property can be circulated or assigned in accordance with the law;

(III) The mortgaged property has not been seized, impounded, or mortgaged repeatedly. If the mortgaged property is seized or impounded during the mortgage period, the Mortgagor shall immediately notify the Lender in writing;

(IV) The Mortgagor has not concealed any overdue taxes, project payments, or rental payments related to the mortgaged property;

(V) The Mortgagor has obtained the consent of the co-owners of the mortgaged property regarding the mortgage matters under this Contract;

(VI) The Mortgagor agrees that when the Lender disposes of the mortgaged property through auction, sale, or debt settlement according to law, the Mortgagor shall unconditionally vacate the mortgaged property and resolve the necessary housing and ordinary living necessities for themselves and their dependents. If unable to resolve, the Mortgagor agrees to accept temporary accommodation arranged by the Lender or short-term leased housing, with all expenses incurred borne by the Mortgagor;

(VII) The Mortgagor acknowledges the interest rate risk. If this Contract adopts a floating interest rate, the Mortgagor is willing to assume the increased guarantee obligations due to interest rate fluctuations with the mortgaged property;

(VIII) The Mortgagor hereby agrees that if the Borrower and the Lender reach an agreement to change the term, the Mortgagor agrees to continue to assume the guarantee obligation with the mortgaged property;

(IX) During the mortgage period, without the written consent of the Lender, the Mortgagor shall not donate, assign, lease, re-mortgage, license, establish residential rights, add new residential rights holders, extend the period of residential rights, or dispose of collateral in any other way. If the disposal of collateral is approved in writing by the Lender, the proceeds shall be handled in accordance with the Paragraph X of this Article.

(X) If this Contract is invalid, ineffective, void, or revoked, the Mortgagor’s guarantee for the principal debt shall be converted into the debt owed by the Borrower to the Lender for the return of property and compensation for losses. The Mortgagor shall bear the mortgage obligations within the original scope of guarantee for the debt owed by the Borrower to return property and compensate for losses to the Lender. If the mortgage right is not established, registered, or revoked for reasons other than the Lender, the Mortgagor agrees to be jointly and severally liable to the Lender for the Borrower’s entire debt. The guarantee period shall be three years from the expiry of the debt repayment period of the Borrower.

(XI) There are no other circumstances that affect the Lender’s realization of the mortgage right on the mortgaged property.

III. Scope of mortgage

(I) The scope of the mortgage includes all debts that the Borrower shall bear under this Contract, including, but not limited to, all loan principal, interests (including normal interest, overdue interest, compound interest, and penalty interest, etc.), liquidated damages, damages, and all expenses incurred by the Lender to realize its claims (including, but not limited to, litigation costs, arbitration fees, lawyer fees, preservation fees, notary fees, delivery fees, announcement fees, evaluation fees, appraisal fees, inquiry fees, case investigation fees, survey fees, translation fees, late fees, auction fees, auction assistance fees, execution fees, travel expenses, property management fees, and collateral disposal fees, custody fees, transfer fees, etc.).

(II) The effectiveness of the mortgage right shall extend to the principal property, subordinate property, principal rights, ancillary rights, attached objects, processed objects, and fruits of the mortgaged property.

(III) The mortgage under this Contract shall not be affected by any other guarantees provided by third parties other than the Borrower and the Mortgagor to the Lender, i.e., regardless of whether the Lender has other guarantees for the claims under this Contract (including, but not limited to, guarantees, mortgages, pledges, letters of guarantee, standby letters of credit, performance bonds, etc.), the Lender shall be entitled to directly request the Mortgagor to assume the guarantee obligations with the mortgaged property within its guarantee scope, and the guarantee obligations shall not be subject to any order of priority. If the Lender has already chosen a certain guarantee method/Guarantor/collateral to realize the claims, the Lender can also simultaneously claim through other guarantee methods/Guarantor/collateral to realize all or part of the claims. At the same time, the Borrower waives all defenses against the Lender’s aforementioned choices.

(IV) The Guarantors voluntarily and agree to assume the guarantee obligations for the claims according to the agreed guarantee method, scope, and amount under this Contract. In case of multiple Guarantors under this Contract, the joint signatures of the Guarantor shall not constitute joint and several guarantees, and each shall bear independent guarantee obligations.

IV. Custody of mortgaged property

(I) The Mortgagor shall be responsible for the custody, use, maintenance, and preservation of the mortgaged property and shall be subject to inspection by the Lender at any time.

(II) The Mortgagor shall promptly pay any taxes, management fees, repair costs, utility bills, etc., collected by relevant departments for the mortgaged property. Otherwise, the Mortgagor shall compensate the Lender for any losses caused by failure to perform the aforementioned matters.

V. Insurance for the mortgaged property

(I) If the Mortgagor arranges insurance for the mortgaged property, the Mortgagor shall arrange sufficient insurance for the mortgaged property in the type specified by the Lender and designate the Lender as the first beneficiary of the insurance. The insurance period shall be at least one month longer than the loan period as stipulated herein. After the insurance procedures are completed, the original policy shall be handed over to the Lender for safekeeping. If the insured period expires and the guaranteed debt is not fully repaid, the Mortgagor shall extend the insurance period accordingly. Otherwise, the Lender shall be entitled to act as the first beneficiary to handle the renewal procedures, and the insurance premiums shall be borne by the Mortgagor. If the collateral is insured but the Lender is not endorsed as the payee of priority for compensation, the Guarantors must endorse or change the payee of priority for compensation to the Lender.

(II) During the mortgage period, the Mortgagor shall not interrupt or revoke the insurance for any reason. In case of interruption or revocation of the insurance, the Lender shall be entitled to handle the insurance procedures on behalf of the Mortgagor. All expenses and interest shall be borne by the Mortgagor, and the Lender shall be entitled to recover from the Mortgagor and directly deduct the aforementioned expenses from the Mortgagor’s account.

(III) The insurance policy shall specifically stipulate that in the event of an insurance accident, the insurance proceeds shall be directly transferred to the account designated by the Lender. During the existence of the mortgage right, if the value of the mortgaged property decreases due to the actions of a third party, the damages shall also be deposited into the account designated by the Lender. Insurance proceeds, damages, etc., shall be handled in accordance with the terms of this Contract. The portion of the mortgaged property’s value that has not decreased shall continue to serve as security for the debt.

VI. Disposal of mortgaged property

(I) Without the written consent of the Lender, the Mortgagor shall not unilaterally change the status quo of the mortgaged property or dispose of the mortgaged property by renting, assigning, exchanging, realizing, re-mortgaging, gifting, relocating, offsetting debts, trusteeship, forming joint ventures in physical form, investing in shares, or in any other way. With the written consent of the Lender, the proceeds from the assignment, lease, or sale of the mortgaged property by the Mortgagor shall be handled in accordance with the terms of this Contract.

(II) During the mortgage period, if the mortgaged property is damaged, destroyed, requisitioned, expropriated, or demolished, the Mortgagor shall promptly notify the Lender in writing. The Mortgagor shall handle any insurance proceeds, compensation, or indemnity obtained thereby in accordance with the terms of this Contract.

(III) During the existence of the mortgage right, if the value of the mortgaged property decreases, the Mortgagor shall restore the value of the mortgaged property or provide the Lender with approved guarantees. If the Mortgagor refuses to restore or provide guarantees, the Lender shall be entitled to declare the early maturity of the debt under this Contract, and request the Borrower to fulfill the debt, or exercise the mortgage right in advance.

(IV) The Mortgagor agrees that the Lender shall be entitled to adopt any of the following one or more methods to deal with the proceeds from the sale of the mortgaged property, insurance proceeds, damage compensation, and indemnity, etc., obtained by the Mortgagor or the Lender:

1. Repayment or early repayment of the principal and interest of the mortgage-backed debt, liquidated damages, damages, and related expenses that the Borrower shall pay to the Lender;

2. Conversion into fixed-term deposits, with the deposit certificates used as a pledge;

3. By agreement between the Mortgagor and the Lender, depositing with a third party designated by the Lender;

4. With the consent of the Lender, used for repairing the mortgaged property to restore its value;

5. Other legal and effective processing methods.

VII. Realization of mortgage rights

(I) The Lender shall be entitled to dispose of the mortgaged property through negotiated discount, sale, auction, or any method permitted by law, and to be repaid with the proceeds in priority under any of the following circumstances:

1. If the Borrower fails to repay the loan principal and interest on time or breaches the terms of this Contract;

2. During the performance of this Contract, if the Borrower dies, is missing, or loses civil capacity, and its heirs, legatees, guardians, or property trustees refuse to continue performing this Contract;

3. If The Borrower transfers assets, withdraws funds to evade debts, or deteriorates in operation or financial position, is unable to repay the matured debts, or becomes involved in or is about to become involved in major litigation, arbitration proceedings, or other legal disputes that may affect their solvency;

4. If the Lender recalls the loan in advance in accordance with the provisions of laws and regulations or this Contract;

5. If the Borrower or the Mortgagor breaches the terms of this Contract or laws and regulations, which may affect the realization of the Lender’s claims;

6. Any other circumstances that may affect or may affect the realization of the Lender’s claims.

(II) The Lender shall allocate the proceeds obtained from the disposal of the mortgaged property in accordance with the following order:

1. Payment of relevant expenses for disposing of the mortgaged property;

2. Repayment of liquidated damages and compensation that the Borrower and the Mortgagor shall pay to the Lender and all expenses required by the Lender to realize the claims (including, but not limited to, attorney fees, etc.);

3. Repayment of interest (including penalty interest, compound interest, etc.) owed by the Borrower to the Lender;

4. Repayment of the loan principal owed by the Borrower to the Lender;

5. The remaining proceeds after paying the aforementioned amounts shall be returned to the Mortgagor upon the Mortgagor’s request.

VIII. Mortgage registration

The Mortgagor shall, within 5 days from the date of signing this Contract, go to the relevant registration authority to handle pre-registration or mortgage registration procedures. The certificate of pre-registration of the mortgaged property, the certificate of encumbrance rights, the mortgage registration documents, or other certificates of rights shall be held by the Lender. After pre-registration, when it is possible to register, the Mortgagor shall promptly notify the Lender and complete the mortgage registration within the statutory time limit.

Article XVI If the Lender requests, the Borrower shall provide other guarantees for the performance of this Contract, and the Guarantors shall sign or issue relevant guarantee contracts, guarantee texts, and handle related guarantee procedures as required by the Lender.

Article XVII Liability for Default of the Lender

Provided that the Borrower, the Guarantors, and the Mortgagor fulfill their obligations under this Contract, if the Lender fails to disburse the loan to the Borrower on time and in full, the Borrower may request the Lender to correct the default within a specified time limit.

Article XVIII Liability for Default of the Borrower, Guarantors and Mortgagor

I. The following events constitute a default under this Contract by the Borrower:

(I) The Borrower provides false documents and information or intentionally conceals important facts related to the conclusion of this Contract;

(II) The Borrower fails to use the loan for the purpose as stipulated herein;

(III) The Borrower fails to repay or pay the loan principal, interest, fees, and any other payable amounts as stipulated herein;

(IV) The Borrower has other default events under other loan contracts or guarantee contracts that may affect the Borrower’s fulfillment of obligations under this Contract;(V) Deterioration of the Borrower’s or its family’s business conditions or financial position or loss of business reputation;

(VI) The Borrower engages in acts of transferring assets, withdrawing funds, or other attempts to evade debts;

(VII) The Borrower or its family becomes involved in disputes, lawsuits, arbitration, administrative penalties, or other events deemed by the Lender to threaten or disadvantage their interests, which may affect the Borrower’s fulfillment of obligations under this Contract;

(VIII) If for any reason the Borrower has already lost or will lose the ability to repay the loan;

(IX) Before the expiry of the loan term as stipulated herein, if the Borrower explicitly expresses or demonstrates through its actions the intention not to fulfill the main obligations under this Contract;

(X) Other events occur with the Borrower that are sufficient to affect its solvency;

(XI) The Borrower engages in or is suspected of engaging in misconduct, illegal, or criminal activities;

(XII) The Borrower violates other obligations as stipulated herein.

II. If the Borrower, any Guarantors, or Mortgagor violates any representation or warranty made under this Contract or has any other default of this Contract, the Lender shall be entitled to take one or more of the following measures separately or simultaneously:

(I) Require the Borrower to correct the default within a specified time limit and compensate for the corresponding losses;

(II) Suspend the disbursement of the loan under this Contract;

(III) Declare the loan due immediately and require the Borrower to immediately repay the loan principal, interest, and related fees;

(IV) Deduct any amount from the Borrower’s account to pay off the loan principal, interest, and other payable amounts;

(V) Require the Borrower to provide guarantees for all debts under this Contract as required by the Lender;

(VI) Exercise the security rights and require the Guarantors to assume suretyship liability or realize the mortgage right in advance;

(VII) Terminate the lending relationship with the Borrower;

(VIII) Take other measures as stipulated herein or allowed by law.

III. If any Guarantor or Mortgagor has any of the following behaviors, causing economic losses to the Lender, they shall provide full compensation:

(I) The Mortgagor conceals the existence of co-ownership, disputes, seizure, supervision, detention, repeated mortgage, rental, overdue taxes, or engineering payments related to the mortgaged property;

(II) The Mortgagor disposes of the mortgaged property without the written consent of the Lender;

(III) Other behaviors that violate the terms of this Contract or affect the Lender’s realization of the mortgage right.

IV. The Lender shall be entitled to directly deduct the compensation and other payable amounts under this Contract from the accounts of the Guarantors and the Mortgagor.

V. If the Borrower’s default or other reasons cause the Lender to take any measures, such as litigation or arbitration, to realize the relevant claims under this Contract, the Borrower shall bear the relevant expenses such as litigation fees, arbitration fees, property preservation fees, attorney fees, and travel expenses incurred by the Lender in realizing the claims.

VI. If the Borrower is overdue in repaying the loan or fails to repay it, the Lender shall be entitled to send SMS notifications to the Borrower. The contact phone number for receiving such notifications by the Borrower is the mobile number as stipulated herein. In case of any change in the mobile number, the Borrower must promptly complete the written change procedures at the Lender’s office. Otherwise, once the Lender sends adverse credit information to the aforementioned mobile number, regardless of whether the message is successfully delivered or whether the mobile number is used by the Borrower, it is deemed that the Lender has fulfilled its notification obligation.

VII. If the Borrower is overdue in repaying the loan, the Lender shall be entitled to publish overdue information through public channels such as media, social platforms, newspapers, publications, WeChat official accounts, and websites. The Lender shall also be entitled to report relevant default information to relevant units or provide such information, along with the Borrower’s residential address, mailing address, phone number, and other information recorded in this Contract, to the collection agency entrusted by the Lender.

Article XIX Guarantee Period of the Guarantor (Real Estate Developer)

From the effective date of this Contract until the completion of the mortgage registration procedures for the mortgaged property under this Contract and the delivery of relevant certificates of encumbrance rights to be held by the Lender. Except for the guarantee period applicable under this article, the content of other suretyship liability of the Guarantors, such as the guarantee method, guarantee amount, and guarantee scope, shall be subject to other articles of this Contract.

Article XX Governing Law and Dispute Resolution

I. The signing, amendment, modification, supplement, validity, interpretation, performance, and execution of this Contract shall be governed by the laws of the People’s Republic of China.

II. Matters not covered herein shall be resolved through negotiation among the parties. In the absence of agreement, they shall be handled in accordance with applicable laws, regulations, and other provisions of the People’s Republic of China. Disputes or controversies arising from or in connection with this Contract shall be resolved through negotiation among the parties. If negotiation fails or is not desired, they shall be resolved in accordance with the agreed resolution method of the parties.

III. Before the dispute is resolved, except for the disputed matters, the execution of other terms of this Contract shall not be affected.

Article XXI Supplementary Provisions

I. If this Contract involves joint borrowing by two or more persons, all joint Borrowers shall be jointly and severally liable for all debts under this Contract. If any Borrower has a default, the Lender shall be entitled to demand any Borrower to bear all debts and may exercise the mortgage right or request the Guarantors to perform the suretyship liability.

II. Confirmation of address for serving legal instruments

The parties confirm and acknowledge that the contact information set forth herein shall be true and valid and serves as the confirmed address for serving legal instruments. It shall apply to various notices, agreements, and other documents during non-litigation periods, as well as relevant documents and legal instruments for disputes arising from this Contract during arbitration, civil litigation, first-instance, second-instance, retrial, and enforcement proceedings. The parties understand all the legal consequences arising therefrom.

If the Lender’s address for service changes, notification shall be made to the Borrower and Guarantors through announcements, online banking, telephone banking, mobile banking, WeChat banking, etc. If the Borrower’s or Guarantors’ address for service changes, written notice shall be given to the Lender within 5 days from the date of the change.

III. The Borrower and Guarantors acknowledge that the Lender and other branches of Guangdong Fogang Rural Commercial Bank Co., Ltd. belong to the same legal entity. The Lender or Guangdong Fogang Rural Commercial Bank Co., Ltd. may authorize or entrust other branches to perform the rights and obligations under this Contract subject to operational needs. The exercise of the Lender’s rights and obligations under this Contract by Guangdong Fogang Rural Commercial Bank Co., Ltd. with corporate capacity does not require the issuance of additional legal instruments. The Borrower and Guarantors hereby acknowledge this, and the aforementioned actions of the Lender do not require further consent from the Borrower and Guarantors.

Part II Special Terms

The Special Terms are used to specify the relevant contents of the General Terms mentioned above, and the parties undertake to strictly abide by the following provisions:

Article XXIII Loan

I. Loan purpose: Purchase of plant buildings

II. Loan amount: RMB (In words) Fourteen Million Eight Hundred and Twenty Thousand Yuan in Total.

III. Loan Term: From April 30, 2021 to April 29, 2031. The loan note shall constitute an integral part of this Contract and bear the same legal effect as this Contract. If the loan start and dates and loan amount agreed in this Contract are inconsistent with those as specified in the loan note, the loan note shall prevail.

IV. Explanation on loan interest rate as per Article IV hereof

The loan interest rate determined under this Contract shall be the 2nd item below:

1. Fixed interest rate: Based on the LPR __/    of the current period as stipulated herein, (increased/decreased) by ___/     basis points, with the annual interest rate specified in the loan note.

2. Floating interest rate: Based on the LPR on the loan disbursement date, (increased/decreased) increased by 79 basis points, with the annual interest rate specified in the loan note, and the loan interest rate is adjusted in the following (i) manner:

(i) On each interest rate reset date, make corresponding adjustments based on the LPR of the current period as the pricing benchmark, with the adjustment taking effect from the date of the interest rate reset. The interest rate reset date is C (A. the next day after the change of the current LPR; B. each repayment date; C. the corresponding day of each loan disbursement date annually; D. January 1 of each year; E. the 1st day of each month; F. the 1st day of each quarter; G. each monthly repayment date). In case of no corresponding date in the current year and month for adjustment, the last day of the month shall be the interest rate reset date.

(ii) Other methods:                                         /                                                            .

The LPR of the current period at the time of signing, the LPR of each loan disbursement date, and the LPR of the interest rate reset date refer to the LPR of the previous working day of that day for (□ 1-year term ☑ 5 years or more □ other).

V. The loan note shall constitute an integral part of this Contract and bear the same legal effect as this Contract. In the event of any inconsistency between the loan term, loan amount, loan interest rate, loan currency, and other matters as stipulated herein and the loan note, the record in the loan note shall prevail. However, if the Lender adjusts the loan interest rate in accordance with this Contract and the loan agreement after the loan disbursement, the adjusted loan interest rate shall apply.

Article XXIV Loan Disbursement

The parties agree to transfer the loan to the following account designated by the Borrower:

Account Name: Zhongke Precision Components (Guangdong) Co. Ltd.

Account No.: ******

Account Bank: Fogang Rural Commercial Bank

After the loan is transferred to the Borrower’s designated account, the Borrower hereby irrevocably authorizes the Lender to transfer the entire loan directly to the following account to pay the amounts due under the property purchase contract:

Account Name: Fogang Wanyang Zhongchuangcheng Industrial Development Co., Ltd.

Account No.: ******

Account Bank: Fogang Rural Commercial Bank

The Borrower undertakes that the Lender’s transfer of the loan funds to the Borrower’s designated account shall be deemed as the Lender having disbursed the loan to the Borrower in accordance with this Contract, and the Borrower has received the loan funds. The Borrower understands and voluntarily assumes all risks associated with the transfer of loan funds to the aforementioned account.

Article XXV Repayment

I. Under this Contract, the loan shall be repaid and interest shall be paid in the following manner:

1. Interest payment: The interest on the loan under this Contract shall be calculated based on the actual loan amount and the actual number of loan days from the actual disbursement date (i.e., the interest start date). For loan subject to A (A. monthly interest settlement; B. quarterly interest settlement; C. semi-annual interest settlement; D. annual interest settlement; E. interest paid with principal), if it is settled monthly/quarterly/semi-annually/annually, the interest settlement date shall be fixed on the 20th day of every A (A. month; B. quarter-end month; C. semi-annual-end month; D. annual-end month). The Borrower must pay the interest on each interest settlement date. If the final repayment date of the loan principal does not fall on the interest settlement date, any unpaid interest shall be paid together with the loan principal, and failure to pay interest on time constitutes a default.

2. Principal repayment: The Borrower shall repay the loan principal in the following (2) manner:

(1) The Borrower shall repay the entire loan principal in a lump sum on the maturity date.

(2) Monthly repayment in the following manner: A (A. equal principal repayment; B. equal principal and interest repayment).

(3) Installment repayment plan. The Borrower shall repay the loan principal according to the agreed installment repayment plan:

The installment repayment plan of the Borrower is as follows:

/

/

/

II. The repayment account agreed upon by the parties is:

Account Name: Zhongke Precision Components (Guangdong) Co. Ltd.

Account No.: ******

Account Bank: Fogang Rural Commercial Bank

III. Special provisions on early repayment: The Borrower shall pay compensation to the Lender at the standard of × / % of the early repayment amount.

No liquidated damages shall be charged for early repayment

Article XXVI Inventory of Mortgaged Property

Name of Mortgaged Property	Real Estate Rights
Property Owner
Type	Term of Use	To __________
Location
Gross Floor Area (m2)
Property Purchase Contract No.
Total Purchase Price
Real Estate Certificate No.

Article XXVII Dispute Resolution

The parties agree to resolve disputes in the following B manner:

A. Submitting to the Qingyuan Arbitration Commission for arbitration;

B. Filing a lawsuit with the people’s court where the Lender is located;

C. Other: ______________________________________/_________________________________________.

Article XXVIII Miscellaneous

The Guarantor (Real Estate Developer) shall simultaneously provide no less than 5% of the loan amount under this Contract as a guarantee deposit to provide pledge guarantee for the loan under this Contract. The scope of pledge guarantee shall be consistent with the scope of mortgage as stipulated herein, and the pledge guarantee period shall be consistent with the guarantee period of (Real Estate Developer) Guarantor as stipulated herein. In case of a default by the Borrower, the Lender shall be entitled to directly deduct the guarantee deposit to repay the Borrower’s debt.

Upon obtaining the pre-sale certificate for the mortgaged plant building and the completion of all construction progress, (Real Estate Developer) Guarantor shall provide a guarantee deposit of no less than 10% of the loan amount for this loan, and a loan principal of RMB 14.82 million can be disbursed.

Article XXIX Effectiveness

This Contract shall take effect upon the parties affixing their signatures and seals thereto. This Contract shall be made in quintuplicate, with each party holding one copy, and the rest shall be registered, filed, or archived by relevant departments. Each copy shall bear the same legal effect.

Signature Page

The Borrower, the Mortgagor and the Guarantors have read all the terms of this Contract. At the request of the Borrower, the Mortgagor and the Guarantors, the Lender has provided corresponding explanations for the term of this Contract. The Borrower, the Mortgagor and the Guarantors fully understand and comprehend the meaning of the terms of this Contract and the corresponding legal consequences. They have specifically paid attention to the bold parts of this Contract and have no objections thereto.

The following are the valid addresses for service of the Borrower, the Mortgagor and the Guarantors. Any notices, collection documents, and related documents and legal instruments in the event of disputes arising from this Contract sent to the Borrower, the Mortgagor and the Guarantors through the following means shall be deemed validly served.

Lender (Seal):

Legal Representative/Principal

/Authorized Agent (Signature):

Address: Nongshang Financial Building, 59 Zhenxing South Road, Shijiao Town, Fogang County, Qingyuan City, Guangdong Province, China

Phone:

Fax:

Borrower (Seal):

Legal Representative/Principal

/Authorized Agent (Signature):

Uniform Social Credit Code: 91441821MA569NN772

Address for Service: Room 101-501, Building 10, 4 Kechuang Road, Guangfo Industrial Park, Tangtang Town, Fogang County, China

Mobile: Phone:

Special Free Email for Receiving Court Documents in Guangdong:

Other Email:

WeChat: Fax:

Mortgagor (Seal)

Legal Representative/Principal

/Authorized Agent (Signature):

Uniform Social Credit Code: 91441821MA569NN772

Address for Service: Room 101-501, Building 10, 4 Kechuang Road, Guangfo Industrial Park, Tangtang Town, Fogang County, China

Mobile: Phone:

Special Free Email for Receiving Court Documents in Guangdong:

Other Email:

WeChat: Fax:

Guarantor 1 (Seal):

Legal Representative/Principal

/Authorized Agent (Signature):

Uniform Social Credit Code: 91441821MA52T3A32A

Address for Service: Guangfo (Fogang) Industrial Park, Guangzhou-Qingyuan Special Economic Cooperation Zone

Mobile: Phone:

Special Free Email for Receiving Court Documents in Guangdong:

Other Email:

WeChat: Fax:

Guarantor 2 (Seal):

Legal Representative/Principal

/Authorized Agent (Signature):

Uniform Social Credit Code: 91440300580072173J

Address for Service: 8 Jingqiang Road, 138 Industrial Zone, Xiuxin Community, Kengzi Sub-District, Pingshan New District, Shenzhen, China

Mobile: Phone:

Special Free Email for Receiving Court Documents in Guangdong:

Other Email:

WeChat: Fax:

Guarantor 3 (Signature): ID Card No.: ****** Address for Service: ****** Mobile: Phone: Special Free Email for Receiving Court Documents in Guangdong: Other Email: WeChat: Fax:

Signed on: April 30, 2021

Signed at: Guangdong Fogang Rural Commercial Bank Co., Ltd.

Agent (Signature):

Declaration of Consent from Co-owners for Mortgage

I (our company), as a co-owner of the mortgaged real estate mentioned above, have (has) fully read the contents of this Contract and agree (agrees) to provide mortgage for the aforementioned mortgaged real estate.

Co-owner (Signature or Seal): ______________________________________________________

Uniform Social Credit Code or ID Card No.: _____________________________________________

Signed on: _________________

Signed at: __________________